SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549
		FORM 8-K
	   CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported) August 21, 2000

BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)

       United States     333-03911-01 		36-1248602
     (State or Other	(Commission File  	(I.R.S. Employer
      Jurisdiction	  Number)     		Identification No.)
      of Incorporation)

c/o Bank One, National Association
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
(Address of Principal Executive Offices)
60670-0126
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated August 21, 2000.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date August 21, 2000.
		Principal	 Interest	Ending Balance
Cede & Co.	$ 9,200,398.34	$ 3,434,725.71 	$ 552,437,162.68

B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated August 21, 2000
Statement to Certificateholders (Page 1 of 2)





	Distribution Date:						8/21/00

		INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
		(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

	A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

		Investor Certificate Interest Distributed	         4.040854
		Investor Certificate Interest Shortfall Distributed 0.000000 Remaining Unpaid Investor Certificate Interest Shortfall 0.000000

		Managed Amortization Period ? (Yes=1; No=0)	         1
		Investors Certificate Principal Distributed		 10.823998
	      	Principal Distribution Amount				 10.480832
		Maximum Principal Payment				 22.986822
		Alternative Principal Payment				 10.480832
		Principal Collections less Additional Balances	         10.480832
		Investor Loss Amount Distributed to Investors		  0.316173
		Accelerated Principal Distribution Amount		  0.026993
		Credit Enhancement Draw Amount		                  0.00

		Total Amount Distributed to Certificateholders(P & I)	14.864852

	B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

		Beginning Investor Certificate Balance		      561,637,561.02
		Ending Investor Certificate Balance		      552,437,162.68
		Beginning Invested Amount			      570,835,472.34
		Ending Invested Amount				      561,658,017.64
		Investor Certificateholder Floating Allocation Percentage 97.0683%
		Pool Factor					      0.6499261
		Liquidation Loss Amount for Liquidated Loans	      276,864.13
		Unreimbursed Liquidation Loss Amount		      0.00

	C.	POOL INFORMATION

		Beginning Pool Balance			              588,076,197.41
		Ending Pool Balance				      578,890,625.84
		Servicing Fee					      245,031.75

	D.	INVESTOR CERTIFICATE RATE

		Investor Certificate Rate			      6.880000%
		LIBOR Rate					      6.630000%
		Maximum Rate					      9.703526%

	E.	DELINQUENCY & REO STATUS

		Delinquent 30-59 days
		    No. of Accounts			              189
		   Trust Balances				      4,978,183.00
		Delinquent 60-89 days
		    No. of Accounts				      56
		   Trust Balances				      1,502,305.00
		Delinquent 90+ days
		    No. of Accounts				      75
		   Trust Balances				      2,442,690.00
		Delinquent 9+ Months
		    No. of Accounts				      0
		   Trust Balances				      0.00
		REO
		    No. of Accounts			              0
		   Trust Balances				      0.00


	Statement to Certificateholders (Page 2 of 2)

	Distribution Date:						8/21/00

		IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of her knowledge and belief that information is true and correct this 16th day of August, 2000

	Bank One, N.A.  as Servicer

	     __/s/_Tracie Klein________

	       Tracie Klein
	       First Vice President

	Distribution List:
	"   Keith Richardson - Bank One, N.A."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  __/s/_Keith Richardson________
Name:	Keith Richardson

Dated September 25, 2000